SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2002

BSQUARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

WASHINGTON	000-27687	91-1650880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 139th Avenue SE, Suite 500
Bellevue, Washington 98005
(425) 519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 5. OTHER EVENTS.
SIGNATURES

ITEM 5. OTHER EVENTS.

     Greg Hinckley has resigned from the Company’s Board of Directors, effective June 19, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: June 21, 2002	By: /S/ WILLIAM T. BAXTER

William T. Baxter Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)